UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2015

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))- 4 -

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

EverBank Financial Corp (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) on May 21, 2015. At the 2015 Annual Meeting, the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (as amended, the “Certificate”) to declassify the Board of Directors and to provide for the annual election of directors. The Certificate is more fully described in the Company’s definitive proxy statement filed on March 27, 2015 with the Securities and Exchange Commission in connection with the 2015 Annual Meeting (the “Proxy Statement”). The full text of the Certificate is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference. The the Certificate became effective upon filing with the Secretary of State of the State of Delaware on May 21, 2015 following stockholder approval at the 2015 Annual Meeting.

In connection with the Certificate, the Company also adopted an amendment to its Amended and Restated Bylaws (the “Bylaws”) to provide that the Company's stockholders may remove a director from the Board of Directors with or without cause. The amendment to the Bylaws was adopted by the Company’s Board of Directors on February 18, 2015, subject to stockholder approval of the amendment to the Certificate described above. The full text of the amended and restated Bylaws is attached as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the 2015 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board of Director's solicitation. At this meeting, the Company’s stockholders were requested to vote upon: (1) the re-election of five nominees as directors of the Company, (2) the ratification of the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, (3) an advisory vote to approve executive compensation, commonly referred to as a “say on pay” vote, and (4) an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the annual election of directors, all of which were described in the Proxy Statement. The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

 Proposal 1-Re-Election of Directors

All of the nominees for director were re-elected at the 2015 Annual Meeting. With respect to each nominee, the total number of broker non-votes was 14,334,006. The table below sets forth the voting results for each director nominee.

Name	Votes For	Votes Withheld
Robert M. Clements	100,624,387	1,886,559
Merrick R. Kleeman	102,308,913	202,033
W. Radford Lovett, II	102,160,622	350,324
Arrington H. Mixon	102,316,415	194,531
Scott M. Stuart	102,317,181	193,765

Proposal 2-Ratification of Selection of Independent Registered Public Accounting Firm

The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the Company's stockholders. There were no broker non-votes. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Ratification of Selection of Deloitte & Touche LLP	116,324,167	432,692	88,093

Proposal 3- Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory, non-binding basis, the resolution regarding compensation of the Company's executives ("say-on-pay"), as described in the Proxy Statement. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	97,279,623	5,153,972	77,351	14,334,006

Proposal 4-Amendment to Amended and Restated Certificate of Incorporation to provide for the Annual Election of Directors

The Company’s stockholders approved, the amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the annual election of directors and to "declassify" the Board of Directors. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the annual election of directors	102,438,424	3,867	68,655	14,334,006

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of EverBank Financial Corp

3.2	Amended and Restated Bylaws of EverBank Financial Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary
Dated: May 26, 2015

EXHIBIT LIST

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of EverBank Financial Corp

3.2	Amended and Restated Bylaws of EverBank Financial Corp